UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 April 15, 2005
                                 --------------
                                 Date of Report
                        (Date of earliest event reported)


                     DEFENSE INDUSTRIES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


               NEVADA                               000-30105                           84-1421483
               ------                               ---------                           ----------
   (State or other jurisdiction                    (Commission              (IRS Employer Identification No.)
         of incorporation)                         File Number)



             8 BRISEL STREET, INDUSTRIAL ZONE SDEROT, 87711, ISRAEL
             ------------------------------------------------------
              (Address of principal executive offices and zip code)


                               011-972-7-689-1661
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


     On April 15, 2005, the registrant reported its results of operations for the fiscal year ended December 31, 2004. A copy of the press release issued by the registrant in this connection is furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K and the Exhibit attached hereto is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.


      (c)      Exhibits

               Exhibit 99.1 Press Release dated April 15, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: April 15, 2005
..
                                                  (Registrant)


                                                  By:  /S/ Joseph Postbinder
                                                  --------------------------
                                                  Joseph Postbinder
                                                  Chief Executive Officer